UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

Covista Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(312) (651-1400)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	CVSA	New York Stock Exchange
Common Stock $0.01 Par Value	CVSA	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) The Covista Inc. (“Covista”) Board of Directors (the “Board”) has appointed Ms. Emily Chiu and Ms. Leslie Storms as independent members of Covista’s Board effective August 17, 2026. Ms. Chiu and Ms. Storms will stand for re-election at Covista’s 2026 annual meeting of stockholders. The Board anticipates naming Ms. Chiu and Ms. Storms to serve on one or more committees of the Board, but their committee assignments have not been determined at the time of this Form 8-K.

Ms. Chiu and Ms. Storms will receive compensation and benefits from Covista for service on the Board on the same terms as other non-employee directors. This compensation includes a prorated grant of restricted stock units with a grant date fair value of approximately $32,986.00 on August 17, 2026. Ms. Chiu and Ms. Storms will also receive an equity retainer grant of restricted stock units with a grant date value of $150,000.00 immediately following the annual meeting of stockholders and annual cash compensation of $85,000.00 paid quarterly.

There are no arrangements or understandings between Ms. Chiu or any other person pursuant to which she was appointed as a director of Covista.

There are no arrangements or understandings between Ms. Storms or any other person pursuant to which she was appointed as a director of Covista.

There are no transactions between either Ms. Chiu and Covista or Ms. Storms and Covista that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

In connection with the foregoing appointments, the Board approved an increase in the size of the Board from ten to twelve members effective August 17, 2026.

A copy of the press release announcing the appointment of Ms. Chiu and Ms. Storms to the Covista Board is attached to this Current Report on Form 8-K as Exhibit 99.

Item 9.01         Financial Statements and Exhibits

99.1	Press Release of Covista Inc., dated July 28, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covista Inc.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: July 28, 2026